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                                                   Filed Pursuant to Rule 497(e)
                                                  Registration File No.: 2-34215


                        SCHRODER CAPITAL FUNDS (DELAWARE)
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             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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                        Supplement dated June 28, 2002 to

                Advisor Shares Prospectus dated January 28, 2002

                Investor Shares Prospectus dated January 28, 2002

I. The Board of Trustees of Schroder Capital Funds (Delaware) (the "Trust") has approved an Agreement and Plan of Reorganization pursuant to which Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio") will be merged into the Schroder Emerging Markets Fund, another series of the Trust advised by Schroder Investment Management North America Inc. ("Schroders"). It is not anticipated that the merger would result in any substantial change in the Portfolio's investment strategy. The proposed merger is subject to approval by shareholders of the Portfolio.

II. The purchase and redemption charges applicable to transactions involving Investor Shares and Advisor Shares of the Portfolio have been eliminated. Accordingly, the "Shareholder Fees" tables on page 4 of the Advisor Shares Prospectus and page 5 of the Investor Shares Prospectus each are hereby replaced in their entirety by the following:

SHAREHOLDER FEES (paid directly from your investment):

      Maximum Sales Load Imposed on Purchases                      None
      Maximum Deferred Sales Load                                  None
      Maximum Sales Load Imposed on Reinvested Dividends           None
      Purchase Charge (based on amount invested)                   None
      Redemption Charge (as a percentage of the net asset value
      of shares redeemed)                                          None

III. It is Schroders' intention to eliminate the limitations on the Portfolio's operating expenses currently in effect with respect to both Investor Shares and Advisor Shares if the proposed merger is not effected.

IV. The Portfolio is now closed to purchases of shares by new investors. Existing shareholders may continue to purchase additional shares.